UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549

                             FORM 8-K

                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15 (D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):  May 16, 2005

                  Broadcast International, Inc.
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      (Exact Name of Registrant as Specified in Its Charter)

                               Utah
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          (State or Other Jurisdiction of Incorporation)

                0-13316                 87-0395567
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   (Commission File Number)  (IRS Employer Identification No.)

             7050 Union Park Center Avenue, Suite 600
                       Midvale, Utah  84047
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   (Address of principal executive offices, including zip code)

                         (801)  562-2252
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       (Registrant's Telephone Number, Including Area Code)


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  (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the
      Securities Act   (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act   (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act   (17 CFR 240.14d-2 (b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c)
      under the Exchange Act   (17CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities

      On May 16, 2005, the Company entered into (and simultaneously completed the transaction contemplated by) a Securities Purchase Agreement with the entities listed below pursuant to which the Company issued $3,000,000 principal amount of 6% Senior Secured Convertible Notes and related securities.

-----------------------------------------------------------------------------------------------------------
                                                                                 Principal
                                                                                 Amount
                                                                                 of Notes      Dollar
                                           Number of          Number of          Representing  Amount of
Names and Addresses    Principal Amount    Series A Warrants  Series B Warrants  AIR's         Initial
of Purchasers          of Notes Purchased  Purchased          Purchased          Purchased     Investment
---------------------- ------------------  ------------------ ------------------ ------------- -----------

Gryphon Master Fund,   $    1,000,000        200,000               200,000       $  1,000,000  $ 1,000,000
L.P.
100 Crescent Court
Suite 490
Dallas, Texas  75201
Fax No.:(214)871-6711
Attn: Ryan R. Wolters

With a copy to:

Warren W. Garden, P.C.
100 Crescent Court,
Suite 490
Dallas, Texas  75201
Fax No.:(214)871-6711
Attn: Warren W. Garden, Esq.
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GSSF Master Fund, LP   $      500,000        100,000               100,000       $    500,000  $   500,000
100 Crescent Court
Suite 475
Dallas, Texas  75201
Fax No.:(214)871-6711
Attn: Timothy M. Stobaugh

With a copy to:

Warren W. Garden, P.C.
100 Crescent Court,
Suite 490
Dallas, Texas  75201
Fax No.:(214)871-6711
Attn:  Warren W. Garden, Esq.
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Bushido Capital Master $      750,000        150,000               150,000       $    750,000  $   750,000
Fund, LP
275 Seventh Avenue,
Suite 2000
New York, New York 10001
Fax:(646)486-6885
Attn.: Christopher Rossman

With a copy to:

Feldman Weinstein LLP
420 Lexington Avenue,
Suite 2620
New York, New York 10170
Fax No.:(212)997-4242
Attn: Joseph A. Smith, Esq.
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Gamma Opportunity
Capital Partners LP    $      750,000        150,000               150,000       $    750,000  $   750,000
Partners, LP
605 Crescent Executive
Court, Suite 416
Lake Mary, Florida 32746
Fax: (407) 771-4419
Attn.: Jonathan P. Knight, PhD

With a copy to:

Feldman Weinstein LLP
420 Lexington Avenue,
Suite 2620
New York, New York 10170
Fax No.: (212) 997-4242
Attn: Joseph A. Smith, Esq.
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  Totals               $    3,000,000        600,000               600,000       $  3,000,000  $ 3,000,000
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


The following summarizes the principal terms of the transaction:

6% Senior Secured Convertible Notes
-----------------------------------

Pursuant to the Securities Purchase Agreement, the Company sold to the investors listed above a total of $3.0 million principal amount of 6% senior secured convertible notes ("Notes"), together with warrants to purchase an aggregate of 975,000 shares of the Company's common stock, and an additional investment right entitling the holders to purchase from the Company up to an additional $3.0 million of 6% senior secured convertible notes and warrants to purchase an aggregate of 975,000 shares of our common stock. This transaction was structured as a private transaction exempt from registration under the Securities Act of 1933 in reliance on an exemption under Section 4 (2) and Regulation D thereof. The transaction will result initially in gross proceeds to the Company of $3.0 million. If the additional investment right is exercised in full and all warrants and conversion privileges are exercised without change in exercise or conversion price, the Company would issue 4,350,000 shares of common stock and receive gross proceeds of $13,800,000.

These notes will be senior to all the Company's current and future indebtedness and the Company will pledge all of its assets as collateral for the notes. Additional terms of the 6% senior secured convertible notes include:

1. unless converted or redeemed as described below, the Notes are due on May 16, 2008.

2. 6% annual interest, payable semi-annually in arrears beginning November 16, 2005. The interest is payable either in cash or, at the Company's option, (subject to the satisfaction of certain conditions), or in shares of Company common stock valued at 85% of the daily volume weighted average price of Company common stock for the 10 trading days prior to the payment date.

3. subject to certain exceptions, while the Notes are outstanding, if the Company issues equity or equity linked securities at a price lower than the conversion price, then the conversion price of the Notes will be reduced to the lower price. If the Company issues any variable priced equity securities or variable price equity linked securities, then the conversion price of the Notes will be reduced to the lowest issue price applied to those securities.

4. the Notes are convertible at any time at the option of the holder into shares of Company common stock at a conversion price of $2.50 per share.

5. the conversion price and the exercise price of the A warrants and the B warrants are subject to a one-time reset on the date which is the earlier of (i) the later of (A) the Effectiveness Date (as defined in the Registration Rights Agreement), and (B) the nine-month anniversary of the Closing Date, or (ii) the one-year anniversary of the Closing Date. The conversion price and the exercise price of the Warrants will be reset if the 30 day moving average closing price of the Company's common stock is less than the conversion price in effect immediately prior to the Reset Date. Provided, however, the reset price shall not be any lower than $.50 per share.

6. the number of shares of common stock acquired by any holder upon conversation of the notes is limited to the extent necessary to ensure that following the conversion the total number of shares of common stock beneficially owned by the holder does not exceed 4.99% (in certain instances) or 9.99% of the Company's issued and outstanding common stock.

7. the Company can prepay all or any portion of the principal amount of the Notes, plus any accrued but unpaid interest at 125% of face amount. In addition, for the Company to repay the Notes there must be a registration statement then in effect and the average daily trading volume of the Company's stock for the preceding 20 trading days must exceed 200,000 shares. If the Company should elect to prepay the notes, the holder will have ten (10) trading days to convert the notes into shares of Company's common stock. If the Company elects to prepay the Notes, it must do so pro-rata among the holders.

Warrants to Purchase Common Stock
---------------------------------

The Company also issued A warrants to purchase up to 600,000 shares of its common stock and B warrants to purchase up to 375,000 shares of its common stock. The warrants are exercisable for five years from the date of issuance at an exercise price of $2.50 per share for A warrants and $4.00 per share for B warrants.

The exercise price is also subject to adjustment upon the occurrence of certain specified events, including stock dividends and stock splits, pro rata distributions of equity securities, evidences of indebtedness, rights or warrants to purchase common stock or cash or any other asset, mergers or consolidations, or certain issuances of common stock at a price below the initial exercise price of $2.50 per share, subject to adjustments as set forth above

The warrants include a "cashless exercise" feature, which permits the holder to exercise the warrants by surrender of a portion of the warrants. The cashless exercise feature is available to the holder, if at the time of exercise, there is not in effect a registration statement covering the shares underlying the warrants. The number of shares of common stock, which can be issued upon the exercise of the warrants, is limited to the extent necessary to ensure that following the exercise the total number of shares of common stock owned by the holder does not exceed 9.999% of the issued and outstanding common stock.

Additional Investment Rights
----------------------------

The Company also issued an additional investment right, which entitles the holders to purchase up to an additional $3.0 million principal amount of 6% senior secured convertible notes together with A warrants exercisable at $2.50 per share to purchase up to an additional 600,000 shares of common stock and B warrants exercisable at $4.00 per share to purchase up to an additional 375,000 shares of common stock beginning on the date of the registration of the underlying shares of common stock and ending 90 days thereafter. The terms and conditions of the securities contained in this additional investment right will be identical to the initial Notes and warrants.

Registration of Common Stock
----------------------------

The Company has agreed to file a registration statement with the Securities and Exchange Commission prior to June 15, 2005, registering the shares of common stock issuable upon the conversion of the Notes, the exercise of the warrants, and the shares and warrants related to the additional investment right if it is exercised in the future. If the Company fails to file the registration statement on a timely basis, or if it is not declared effective by the Securities and Exchange Commission within a maximum of 120 days from the filing date, the Company is required to pay to the purchasers liquidated damages equal to 2.0% of the amount invested and shall pay to the investors liquidated damages equal to 1.0% of the amount invested for each subsequent 30-day period until the registration statement is effective,

Adjustment for Certain Issuances
--------------------------------

The conversion and the exercise price shall be adjusted in the event of certain issuances and the exercise price of the A warrants and the B warrants:
(1) In the event the Company issues new securities at a price less than the then current market price per share, the conversion price and the exercise price shall be adjusted to reflect difference between the amount of new securities purchased and the amount that would have been purchased had the new securities been issued at the then current market price; and (2) In the event the Company issues new securities at a price per share less than $2.50, then the conversion price and the exercise price shall be adjusted to the price of the new securities.

Right of First Offer
--------------------

Until the first anniversary of the closing date, the holders will have the right of first offer to purchase all or part of any private financing, subject to carve outs for various type of transactions, including, employee options plans, the issuance of stock for situations involving strategic partnerships, acquisition candidates and underwritten public offerings.

Change of Control
-----------------

In the event of a third party acquiring greater than 50% in voting rights in one or a series of related transaction, the holders may elect to have the Notes redeemed by the Company at 125% of face value plus all accrued interest and unpaid interest.

Exemption from Registration
---------------------------

The securities issued in the private placement financing transaction were issued without registration with the Commission, pursuant to Section 4 (2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The Company determined that this exemption was available because of the nature and limited number of the purchasers. In making this determination, the Company relied in part upon representations made by each purchaser.

Placement Agent Fees; Other Fees
--------------------------------

The Company engaged Stonegate Securities, Inc. ("Stonegate") as placement agent in connection with the Sale of the Notes. Under the agreement with Stonegate the Company paid it a cash fee of $240,000 (8% of the gross proceeds of the financing), 100,000 shares of Company common stock, and warrants to purchase 120,000 shares of common stock at an exercise price of $2.50 per
share.    The Company paid the purchasers $40,000 for the legal fees they incurred in connection with this transaction. The Company also paid a one-time finders fee to a third party of $60,000. The warrants have the same terms as the warrants issued to the investors. In addition, the Company agreed to pay to Stonegate, a cash fee of 8% of the aggregate consideration received by the Company from the exercise of any warrants and the exercise of the additional investment rights.

The full terms and conditions of the financing are set forth in the Securities Purchase Agreement for the Notes, the forms of convertible Notes, the form of common stock purchase warrant and the registration rights agreement, each of which is filed as an exhibit with this current report and are incorporated herein by reference.

We also issued a press release relating to the financing transaction on May 9, 2005, which is filed as an exhibit with this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.             Description

 4.1       Form of 6.0% Senior Secured Convertible Note
 4.2       Form of A Warrant
 4.3       Form of B  Warrant
10.5       Securities Purchase Agreement for 6.0% Senior
              Secured Convertible Notes
10.6       Form of Additional Investment Right
10.7       Form of Registration Right Agreement
10.8       Form of Security Agreement
99.1       Press Release dated May 16, 2005, regarding private placement financing

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 16, 2005                 BROADCAST INTERNATIONAL, INC.
                                     (Registrant)


                                     By:    /s/ Rodney M. Tiede
                                        ----------------------------------
                                        Name:   Rodney M. Tiede
                                        Title:  President and Chief
                                                Executive Officer




                         LIST OF EXHIBITS



Exhibit No.            Description

4.1   Form of 6.0% Senior Secured Convertible Note
4.2   Form of A Warrant
4.3   Form of B Warrant
10.5  Securities Purchase Agreement for 6.0% Senior
        Secured Convertible Notes
10.6  Form of Additional Investment Right
10.7  Form of Registration Rights Agreement
10.8  Form of Security Agreement
99.1  Press Release dated May 16, 2005, regarding private placement financing